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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 6, 1997
              Date of earliest event reported: September 26, 1997





                         CHADMOORE WIRELESS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




             Colorado                  0-20999                   84-1058165
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   (State or other jurisdiction      (Commission                (IRS Employer
         of incorporation)           File Number)            Identification No.)



   4720 Polaris Street, Las Vegas, Nevada                           89103
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          (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:           (702) 891-5255
                                                   ----------------------------



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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

         Effective September 26, 1997, Registrant and LDC Consulting, Inc., a Delaware corporation ("LDC"), entered into a Transfer and Release Agreement
(as amended, the "Release Agreement"), pursuant to which LDC agreed to use its commercially reasonable efforts to obtain the execution and delivery of: (A) certain amendments (the "Amendments") of certain SMR Stations Management Agreements, each dated June 3, 1996 (collectively, as amended, the "Licensee Management Agreements"), and certain Option and Stock Purchase Agreements, each dated June 14, 1996 (collectively, the "Licensee Option Agreements", and, together with the Management Agreements, the "Licensee Agreements") , and (B) the Termination of Stock Option Agreement (the "Termination Agreement") on behalf of Libero, Limited ("Libero"). Each Amendment and the Termination Agreement has now been executed and delivered by each party thereto, and each is now effective, as described in more detail below. A copy of the Release Agreement, which includes forms of the Amendments and the Termination Agreement as Exhibits thereto, is included as Exhibit 10.13 hereto.

         The Amendments.

         Pursuant to the Licensee Agreements, each of the thirty Federal Communication Commission call sign licensees (the "Licensees") and the respective shareholders of such Licensees (the "Shareholders") had previously granted CMRS Systems, Inc. and 800 SMR Network, Inc., each a subsidiary of Registrant, options to acquire all of the outstanding stock of such Licensees and rights to manage the Licensees' assets. The Release Agreement and the Amendments, among other things, amended the (i) Licensee Option Agreements to grant to the Registrant options to acquire the call signs held by the Licensees (the "Call Signs") other than a limited number of Call Signs which were released by the Amendments from the Licensee Agreements (the "Released Call Signs"), and to terminate the Registrant's options to acquire the Licensees' outstanding stock, and (ii) Management Agreements to provide for the continuing management by Registrant of the Call Signs other than the Released Call Signs.

         Termination Agreement.

         The Termination Agreement terminated each of the following agreements between the Registrant and Libero: (1) Stock Purchase Agreement dated as of June 14, 1996, (2) Stock Option Agreement dated as of June 14, 1996, pursuant to which Libero was granted options to purchase (subject to the conditions set forth in such agreement) up to 8,323,857 shares of Registrant's Common Stock at an exercise price of $0.50 per share, and (3) the Offshore Securities
Subscription Agreement as of June 14, 1996.   Copies of each of such three
agreements were previously filed by the Registrant with the Securities and
Exchange Commission.   Pursuant to the Termination Agreement, among other
things, all options previously granted to Libero by the Registrant to purchase any common stock of the Registrant were terminated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 None.

         (b)     Exhibits

Exhibit Number and Brief Description

10.13 Transfer and Release Agreement effective September 26, 1997, by and between Chadmoore Wireless Group, Inc. and LDC Consulting, Inc. (1)

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(1)      Filed herewith.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHADMOORE WIRELESS GROUP, INC.


                                        By:  /s/ Robert W. Moore Robert W.
                                           -----------------------------------
                                             Moore, President

Date:  November 6, 1997





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                                 EXHIBIT INDEX

Exhibit No.                         Description                         Page
-----------                         -----------                         ----
   10.13      Transfer and Release Agreement effective September 26,
              1997, by and between Chadmoore Wireless Group, Inc. and
              LDC Consulting, Inc.